Exhibit 10.19

AMERICAN GENE TECHNOLOGY INTERNATIONAL INC.

Senior Secured Convertible Promissory NOTE PURCHASE AGREEMENT

THIS Secured Convertible Promissory NOTE PURCHASE AGREEMENT (as amended and/or restated from time to time, this “Agreement”), is made as of October 31, 2023 by and between American Gene Technologies International Inc., a Delaware corporation (the “Company”), and each of the individuals and entities listed on Exhibit A attached to this Agreement (each an “Investor” and together the “Investors”).

RECITALS

On the terms and subject to the conditions set forth herein, the Investors are willing to purchase from the Company, and the Company is willing to sell to the Investors, convertible promissory notes in the aggregate principal amount of up to $50,000,000, which shall be convertible on the terms stated therein into equity securities of the Company. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit B.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of Notes.

(a) Issuance of Notes. Subject to the terms and conditions hereof, the Company agrees to issue and sell to each Investor one or more senior secured convertible promissory notes in the form of Exhibit B hereto (each, a “Note” and, collectively, the “Notes”) in exchange for such Investor’s payment of the principal amount(s) set forth opposite such Investor’s name on Exhibit A hereto. The obligations of the Investors to purchase Notes are several and not joint.

(b) Closings.

(i) Initial Closing. The first closing (the “Initial Closing”) of the purchase and sale of the Notes will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and Investors purchasing Notes at the Initial Closing may determine (such date is hereinafter referred to as the “Initial Closing Date”). The aggregate principal amount for all Notes issued at the Initial Closing shall be no less than $5,000,000.

(ii) Subsequent Closings. Subject to the terms and conditions of this Agreement, the Company may sell additional Notes to any additional person or entity in any subsequent closing (a “Subsequent Closing,” and each Subsequent Closing and the Initial Closing, each a “Closing”); provided, that such Subsequent Closing will take place no later than October 31, 2024; and provided further, that the aggregate principal amount of Notes issued pursuant to this Agreement does not exceed US$50,000,000. Any subsequent purchasers of Notes will be made upon the same terms and conditions as those contained in this Agreement and such subsequent purchasers will become parties to, and will be entitled to receive Notes in accordance with, this Agreement. Each Subsequent Closing will take place remotely via the exchange of documents and signatures or at such locations and at such times as will be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes. Exhibit A to this Agreement will be updated to reflect the additional Notes purchased at each Subsequent Closing and the investors purchasing such additional Notes. The maximum aggregate principal amount of the Notes sold at all Closings shall not exceed $50,000,000.00.

(c) Delivery. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the applicable Closing, and the Company agrees to sell and issue to each Investor at the applicable Closing, a Note with an original principal amount equal to the amount set forth opposite each such Investor’s name in the column labeled “Principal Amount” on Exhibit A hereto (the “Purchase Price”), and the Company will deliver to each Investor the respective Note to be purchased by such Investor in return for the respective Purchase Price provided to the Company.

(d) Use of Proceeds. The proceeds from the sale of the Notes shall be used for development of the Company’s HIV products, working capital and other general corporate purposes.

2. Defined Terms Used in this Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a) “Code” means the Internal Revenue Code of 1986, as amended.

(b) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(c) “Placement Agent” means FNEX Capital, LLC.

(d) “Qualified Financing” shall mean a bone fide preferred stock equity financing of the Company, provided that the 10X Capital Business Combination has not yet occurred, that results in aggregate net proceeds to the Company of at least three times the aggregate amount of the Notes outstanding, or with a Company equity value that is equal to or greater than three times the Company’s equity value on the date hereof.

3. Representations and Warranties of the Company. The Company represents and warrants to each Investor that, as of the date of the Initial Closing:

(a) Organization and Standing. The Company is an entity duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company has the requisite corporate power and authority to carry on its business as presently conducted.

(b) Corporate Power. The Company has all requisite corporate power to enter into and deliver this Agreement and the Notes, to sell and issue the Notes hereunder and to carry out and perform its other obligations under this Agreement and the Notes.

(c) Authorization. Except for the authorization and issuance of the shares of Addimmune Common Stock to be issued upon conversion of the Obligations due under the Notes if the 10X Capital Business Combination has occurred, all corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Notes, and the performance of the obligations of the Company hereunder and thereunder, has been taken or will be taken prior to the applicable Closing. This Agreement and the Notes, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by: (i) the laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(d) Valid Issuance. The Addimmune Common Stock or, if applicable, the Preferred Stock, or if there is a Qualified Financing, any shares of preferred stock of the Company sold in such Qualified Financing, which shall be issued upon conversion of the Notes (in either case involving preferred stock, the “Convertible Preferred Stock”) and any shares of common stock of the Company (the “Company Common Stock”) issued upon conversion of such Convertible Preferred Stock of the Company (collectively, as applicable, the Addimmune Common Stock, the Convertible Preferred Stock and the Company Common Stock, the “Securities”), when issued in compliance with the provisions of this Agreement, will be validly issued and will be free of any liens or encumbrances and issued in compliance with all applicable federal securities laws, provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

(e) Registration Rights.

(i) In connection with the conversion of the Note pursuant to Sections 7(b), (c), and 9 of the form of Note attached hereto as Exhibit B, following the consummation of the 10X Capital Business Combination (as defined in section 4(f) herein), Addimmune and the Investor shall enter into a registration rights agreement which shall provide Investor with certain registration rights intended to provide Investor with freely tradable securities in connection with the issuance of Securities upon the conversion of the Note.

(ii) In connection with the conversion of the Note in the event of an IPO as set forth in Section 7(a) of the form of Note attached hereto as Exhibit B, the Company shall use commercially reasonable efforts to register the issuance of the Securities upon the conversion of the Note or the resale of such Securities, as the case maybe, no later than 180 days following the closing of the IPO; provided that at the request of the underwriters of the IPO, the Company may delay such registration for a 60 day period.

(iii) In connection with the conversion of the Note pursuant to Sections 7(b), 8(a)(i) and 8(b)(i) of the form of the Note attached hereto as Exhibit B, the Acquiror shall undertake to issue freely tradable securities upon such conversion.

(f) No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with U.S. Securities and Exchange Commission (the “SEC”) rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended (the “Securities Act”, and such disqualifications, the “Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Notes; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

4. Representations and Warranties of Investors. Each Investor, for itself alone, represents and warrants to the Company upon the acquisition of the Note as follows:

(a) Binding Obligation. Such Investor has full power and authority (and, if such Investor is an individual, the legal capacity) to execute and deliver this Agreement and the Note(s) issued to such Investor and to perform all of its obligations hereunder. This Agreement and each Note issued to such Investor are valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by (i) the laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(b) Investment Intent. The Notes, and the Securities will be acquired for the Investor’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Notes or the Securities. If such Investor is other than an individual, such Investor has not been organized solely for the purpose of acquiring the Notes or the Securities. The Investor understands and acknowledges that this Agreement is made with such Investor in reliance upon such Investor’s representations to the Company.

(c) Securities Law Compliance. Such Investor has been advised that the Notes have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that, the Company is under no obligation to effect any such registration with respect to the Notes or to file for or comply with any exemption from registration. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

(d) Access to Information. Such Investor acknowledges that the Company has given such Investor access to all information relating to the Company that such Investor considers necessary or appropriate for such Investor to make an informed decision with respect to the purchase of the Note and the Securities. Such Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Securities.

(e) Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Such Investor agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Notes and the Securities.

(f) Risk of Investment. Such Investor understands and has fully considered the risks of this investment. Such Investor also acknowledges that it has been informed that the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 9, 2023, with 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company publicly listed on the New York Stock Exchange (“10X Capital”) and 10X AGT Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), pursuant to which, the Company (or, should the Company elect to undergo a “reorganization” pursuant to Sections 368(a)(1)(F) of the Code, a newly formed domestic corporation for U.S. federal income tax purposes, of which the Company will become a wholly owned subsidiary, with the Company converting from a Delaware corporation to a Delaware limited liability company) will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of 10X, and that upon the consummation of the Merger, 10X shall be renamed “Addimmune Inc.” (with such transactions referred to in the Notes as the “10X Capital Business Combination”). In addition, such Investor acknowledges that the Company intends to consummate the 10X Capital Business Combination, and that such Investor has read the Merger Agreement and related disclosures filed by 10X with the SEC on EDGAR (the Electronic Data Gathering, Analysis, and Retrieval system of the SEC). In particular, such Investor understands that: (i) the Company has a limited operating history and may never generate material revenue; (ii) this investment is speculative and involves a high degree of risk; (iii) since there are substantial restrictions on the transferability of, and there will be no public market for, the Notes, such Investor may not be able to liquidate his investment; (iv) that the 10X Capital Business Combination might not occur; and (v) that, if the 10X Capital Business Combination does occur, that there will be additional risks as a result of the Company becoming a wholly owned subsidiary of a company that is currently a publicly traded special purpose acquisition company. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor has complied with all applicable federal and state securities laws.

(g) General Solicitation. The Investor has not been offered the Notes or the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

(h) No “Bad Actor” Disqualification Events. Neither the Investor nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

(i) Foreign Investors. If the Investor is not a “U.S. Person” as that term is defined in Regulation S promulgated under the Securities Act, such Investor hereby represents and warrants that:

(i) The Investor is satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Notes and the Securities or any use of this Agreement, including (i) the legal requirements with the Investor’s jurisdiction for the purchase of the Notes and the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Notes and the Securities. The Investor’s subscription and payment for, and continued ownership of, the Notes and the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(ii) The Investor understands that the Notes and the Securities are offered to and purchased by it in an off-shore transaction not involving any public offering in the U.S., in reliance on the exemption from registration under Regulation S under the Securities Act and that the Notes and the Securities will not be registered under U.S. federal securities laws.

(iii) The Investor is not, and will not be, a “U.S. Person” as defined in Regulation S under the Securities Act. The Investor is not acquiring the Notes and the Securities for the account or benefit of an “U.S. Person” nor is the Investor acquiring the Notes or the Securities with the intent to offer, reoffer, sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of or distribute, directly or indirectly, such Notes or Securities except in accordance with Regulation S, pursuant to an available exception from registration under the Securities Act and any applicable state securities laws.

5. Market Stand-Off Agreement. Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Company Common Stock (whether such shares or any such securities are then owned by the Investor or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Company Common Stock or other securities, in cash or otherwise. The underwriters in connection with the Company’s IPO are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Investor further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s IPO that are consistent with this Section 5 or that are necessary to give further effect thereto. This provision shall not apply in the event of the occurrence of the 10X Capital Business Combination.

6. Conditions to Closing of the Investors. Each Investor’s obligations at each Closing are subject to the fulfillment, on or prior to each Closing Date, of all of the following conditions, any of which may be waived in whole or in part by each Investor (as to itself, but not as to any other Investor):

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents:

(i) This Agreement; and

(ii) Each Note issued hereunder.

(d) Approval of Board and Stockholders. With respect to the Initial Closing only, the Company’s board of directors shall have approved the issuance of the Notes and the Company shall have received the requisite consent of the holders of the outstanding shares of the Company’s Common Stock and Preferred Stock (as currently contemplated under the provisions of the Company’s certificate of incorporation as amended to date) to enter into the transactions contemplated hereunder.

7. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at each Closing is subject to the fulfillment, on or prior to each Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Purchase Price. Each Investor shall have delivered to the Company the Purchase Price in respect of the Note being purchased by such Investor.

8. Protective Provisions. Prior to the 10X Capital Business Combination, so long as the Notes are outstanding, the Company shall not, without the prior written consent of the Majority Note Holders, create a class of securities that are senior or pari passu to the Preferred Stock existing as of the date hereof or Notes in terms of priority of liquidation distributions (except for Qualified Financings). This provision shall not apply in the event of the occurrence of the 10X Capital Business Combination.

9. Restrictive Legend. Each certificate or document representing the Notes and the Securities, and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

the securities evidenced by this certificate have not been registered under the securities act of 1933, as amended (the “act”), and may not be sold, transferred, assigned or hypothecated unless there is an effective registration statement under the act covering such securities, the sale is made in accordance with rule 144 under the act, or the company receives an opinion of counsel for the holder of SUCH securities reasonably satisfactory to the company stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of THE act.

10. Placement Agent. Each Investor hereby acknowledges and agrees that it has independently evaluated the merits of its decision to purchase one or more Notes and that (a) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the transaction contemplated hereby and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character, and have not provided any advice or recommendation in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, (c) the Placement Agent will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, and (d) the Placement Agent (together with its directors, officers, employees, representatives and controlling persons) will not have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Investor, the Company or any other person or entity), whether in contract, tort or otherwise, to such Investor, or to any person claiming through it, in respect of the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Each Investor understands and acknowledges that certain individuals affiliated with 10X Capital also are directors, officers or employees of the Placement Agent. Each Investor understands and acknowledges that such affiliations may give rise to potential conflicts of interest or the appearance thereof.

11. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Majority Note Holders.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

(c) Third Party Beneficiary. Each party acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Company and each Investor contained herein. The Placement Agent is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to a party participating or involved in any administrative or legal proceeding with respect to the matters covered hereby.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Successors and Assigns. Subject to the restrictions on transfer described in Section 10(e) below, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(f) Issuance, Transfer and Replacement of the Notes. Each Note issuable under this Agreement shall be issued in physical form. The Company will keep, at its principal executive office, books for the recording and recording of transfer of the Notes. Prior to presentation of any Note for recording of transfer, the Company shall treat the person or entity in whose name such Note is recorded as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person(s) or entity(ies) as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of (a) evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, (b) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (c) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

(g) Entire Agreement. This Agreement together with the Notes constitute and contain the entire agreement among the Company and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Expenses. The Company and the Investors shall each bear their respective expenses and legal fees incurred in connection with this Agreement and the transactions contemplated hereby.

(i) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) one (1) business day after deposit with a recognized overnight delivery service, or (iii) three (3) business days after deposit with the U.S. Postal Service by first class certified or registered mail, postage prepaid, return receipt requested. All such communications shall be addressed to the Company at its principal office and to the Investor at its address appearing on the books of the Company, or at such other address as either party shall have furnished to the other party upon ten (10) days’ notice as provided herein.

(j) Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k) No Finder Fees. Other than with respect to the Placement Agent, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, this Agreement is entered into as of the date first written above.

COMPANY:

AMERICAN GENE TECHNOLOGIES INTERNATIONAL, INC.

By:
Name:
Title:

[Signature Page to Senior Secured Convertible Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement is entered into as of the date first written above.

INVESTOR:

By:
Name:
Title:

[Signature Page to Senior Secured Convertible Note Purchase Agreement]

Exhibit A

Schedule of Investors

Exhibit B

Form of Note